STOCK FUNDS QUARTERLY REPORT

                               SEPTEMBER 30, 1996

                         A FAMILY OF 100% NO-LOAD FUNDS

                         DEVELOPING MARKETS GROWTH FUND
                             SMALL CAP GROWTH FUND
                           INTERNATIONAL GROWTH FUND
                                  GROWTH FUND
                              GROWTH & INOMCE FUND
                                 BALANCED FUND

                                     [LOGO]

                                SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                          STOCK FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS

                                                                          PAGE

       Chairman's Letter............................................        1

       Performance Review...........................................        2

       Fund Reviews

             Developing Markets Growth Fund.........................        4

             Small Cap Growth Fund..................................        6

             International Growth Fund..............................        8

             Growth Fund............................................       10

             Growth & Income Fund...................................       12

             Balanced Fund..........................................       14

       A Look at the Sit Mutual Funds...............................       16



         This document must be preceded or accompanied by a Prospectus.



SIT MUTUAL FUNDS
CHAIRMAN'S LETTER - SEPTEMBER 30, 1996

[PHOTO]
Eugene C. Sit

Dear Fellow Shareholders:

     Domestic financial assets provided positive results during the third quarter ended September 30, 1996. Contributing factors were generally healthy corporate earnings reports and positive cash flows to equity mutual funds.


ECONOMIC OVERVIEW
     The domestic economy expanded strongly during the second quarter at a +4.7% annualized rate of real GDP growth. Consumer spending was healthy during this time, and growth was bolstered by an uptick in government spending, particularly at the state and local levels. Our research suggests that domestic growth will return to more moderate levels during the remainder of 1996. Consumer spending, a large component of domestic growth, slowed during the months of July and August, which is possibly the result of tighter credit conditions. Recent retail sales figures also imply that consumer spending may, in fact, have slowed. Also, the deterioration of the trade deficit during the summer months is likely to exert a drag on third quarter growth, particularly given the dollar's steady rise. Finally, the unexpected surge in government spending is likely not sustainable given trends toward increased fiscal responsibility. Economic deceleration during the second half of 1996 should result in an approximate
+2 3/4% rate of real GDP growth for the year.
     Inflation continues to remain generally contained at moderate levels. Moderate second half growth should aid in keeping inflationary pressures from mounting. Recent figures show the Consumer Price Index rising at a +3.0% annual rate, while the Producer Price Index has shown a +2.9% year-over-year increase. Energy prices have recently risen on concerns over political stability in the Middle East; however, a resolution should bring oil prices back to their previous range. Labor costs, which are presently rising at an annual rate of +3.5%, are also a key inflationary component, since they represent nearly two-thirds of consumer inflation. Productivity gains have thus far been sufficient to offset these increases, but we are closely monitoring this situation since it would have an impact on growth stock valuation.
     Contrary to expectations, the Federal Reserve did not increase short-term interest rates in September. Although recent data releases have suggested economic moderation, a late surge in the economy or increased wage pressures could prompt the Fed to raise short-term rates at their next FOMC meeting after the election.
     With the elections drawing near, investors are increasingly assessing the possibility of fiscal policy change. Government policy is likely to remain moderately restrictive so long as the Republicans maintain control of the Congress. The 1996 fiscal deficit should approximate $115 billion, a nearly $50 billion improvement over fiscal 1995; however, the impact of mandatory entitlement spending will become increasingly important and will widen the deficit in the years ahead.

STRATEGY SUMMARY
     The investment environment for growth stocks remains attractive given moderate corporate profit increases and generally contained inflation. Historically, the price-earnings ratios of high quality growth companies have expanded during periods of sustained low inflation. Accordingly, our domestic growth funds are focused on investment areas and themes with the potential for producing sustained and above-average earnings growth relative to other equity investment alternatives. These characteristics are often found in technology and health care companies where the spread of information transmission and processing technology combined with the development of innovative devices and drugs provide opportunities for long-term growth.
     The Sit international stock funds continue to emphasize areas with strong regional economic growth, such as in the Pacific Rim and Latin America, as well as opportunistic areas in the more mature European and Japanese markets. The Sit International Growth Fund remains underweighted in Japan where low interest rates have weakened the yen but should allow for a sustained economic recovery. Both funds have overweighted positions in the other Asian markets where economic growth is strong but where restrictive monetary policy has impacted equity valuations. Latin American investments are also attractive given accelerating economic growth combined with relatively low equity valuations.
     We sincerely appreciate the interest and support of our shareholders, and we will continue to strive to meet the expectations and long-term investment objectives of our investors.

With best wishes,


/s/ Eugene C. Sit
Eugene C. Sit, CFA
Chairman and Chief Investment Officer


SIT MUTUAL FUNDS
SEPTEMBER 30, 1996 PERFORMANCE REVIEW - STOCK FUNDS

STOCK FUNDS REVIEW

     Domestic stocks stumbled in July amid shifting economic expectations and generally higher interest rates but recovered to post positive returns for the third quarter ended September 30, 1996. Following July's correction, which most negatively impacted small-sized growth companies, investors clearly favored the liquidity of blue-chip issues, pushing the DJIA up +4.6% and raising the S&P 500 Index by +3.1%. Medium-sized companies performed positively as well, as seen in the +2.9% advance in the S&P Midcap 400 Index; the Russell 2000 Index, a measure of small cap equity performance, had a +0.4% return.
     Large cap growth stocks provided an incremental +0.7% over large cap value stocks as measured by the Russell 1000 Growth/Value Indices, primarily on positive earnings revisions in technology and health care names. Small cap growth stocks, however, underperformed small cap value stocks by -2.3%, as measured by the Russell 2000 Growth/Value Indices. While both the technology and health care sectors provided improved results in September, their year-to-date sector rankings remain somewhat mixed across the equity capitalization spectrum. Technology stocks led the way among large cap stocks, while both of these groups generally trailed among small cap issues. Given our forecast for moderating economic growth for the remainder of 1996 and into the coming year, we believe the prospects for these growth-oriented groups remains favorable.
     In international markets, three of the world's top five equity markets thus far in 1996 in U.S. dollar terms have been emerging markets, most notably Brazil and Mexico. The MSCI Europe Index performed in line with the U.S. at +3.8% during the quarter, while the MSCI Pacific Index Ex-Japan performed positively as well at +1.7%. Japan performed less favorably during this period, as the Nikkei contracted -4.3% in local price terms on concerns that it's economic recovery had faltered.


                                                                 TOTAL RETURN - CALENDAR YEAR
                                           1985           1986          1987            1988         1989         1990
SIT DEVELOPING MARKETS GROWTH              ----            ----         ----             ----         ----         ----
  (NASDAQ Symbol: SDMGX)

SIT SMALL CAP GROWTH                       ----            ----         ----             ----         ----         ----
  (NASDAQ Symbol: SSMGX)

SIT INTERNATIONAL GROWTH                   ----            ----         ----             ----         ----         ----
  (NASDAQ Symbol: SNGRX)

SIT GROWTH                                43.65%         10.33%         5.50%          9.77%         35.15%      -2.04%
  (NASDAQ Symbol: NBNGX)

SIT GROWTH & INCOME                       23.48          21.83          5.32           5.33          32.02       -2.37
  (NASDAQ Symbol: SNIGX)

SIT BALANCED                                ----           ----          ----            ----         ----         ----

MCSI EMERGING MARKETS FREE INDEX(2)         ----           ----          ----            ----         ----         ----
RUSSELL 2000 INDEX(3)                       ----           ----          ----            ----         ----         ----
EAFE INDEX(4)                               ----           ----          ----            ----         ----         ----
NASDAQ OTC COMPOSITE INDEX                31.36           7.36         -5.26          15.41          19.26      -17.80
S&P 500 INDEX                             31.60          18.64          5.28          16.55          31.61       -3.05



(WIDE TABLE CONTINUED FROM ABOVE)

                                                                 TOTAL RETURN - CALENDAR YEAR
                                                                                                             YTD.
                                            1991          1992          1993         1994        1995        1996

SIT DEVELOPING MARKETS GROWTH               ----           ----          ----      -2.02%(1)    -4.29%       18.13%
  (NASDAQ Symbol: SDMGX)

SIT SMALL CAP GROWTH                        ----           ----          ----      11.57(1)     52.16        18.04
  (NASDAQ Symbol: SSMGX)

SIT INTERNATIONAL GROWTH                    4.10%(1)      2.69%        48.37%      -2.99         9.36         5.55
  (NASDAQ Symbol: SNGRX)

SIT GROWTH                                 65.50         -2.14          8.55       -0.47        33.64        19.70
  (NASDAQ Symbol: NBNGX)

SIT GROWTH & INCOME                        32.72          4.94          3.15        2.83        31.66        18.33
  (NASDAQ Symbol: SNIGX)

SIT BALANCED                                 ----          ----          ----      -0.33        25.43        11.05

MCSI EMERGING MARKETS FREE INDEX(2)         ----          ----          ----        2.80        -6.94         4.85
RUSSELL 2000 INDEX(3)                       ----          ----          ----        4.61        28.45        10.73
EAFE INDEX(4)                               0.26        -12.17         32.56        7.78        11.21         4.39
NASDAQ OTC COMPOSITE INDEX                 56.84         15.45         14.75       -3.20        39.92        16.61
S&P 500 INDEX                              30.46          7.64         10.07        1.32        37.58        13.50






                                                                TOTAL RETURN           TOTAL RETURN
                                                                QUARTER ENDED           SIX MONTHS
                                                 INCEPTION          9/30/96            ENDED 9/30/96
SIT DEVELOPING MARKETS GROWTH                    07/01/94            0.55%                  8.26%
SIT SMALL CAP GROWTH                             07/01/94            2.54                  13.96
SIT INTERNATIONAL GROWTH                         11/01/91           -0.80                   2.02
SIT GROWTH                                       09/02/82            6.48                  12.17
SIT GROWTH & INCOME                              09/02/82            6.14                  13.39
SIT BALANCED                                     12/31/93            4.11                   8.75
MCSI EMERGING MARKETS FREE INDEX (2)                                -4.08                  -0.86
RUSSELL 2000 INDEX (3)                                               0.34                   5.36
EAFE INDEX (4)                                                      -0.13                   1.45
NASDAQ OTC COMPOSITE INDEX (5)                                       3.54                  11.40
S&P 500 INDEX (5)                                                    3.09                   7.72



(WIDE TABLE CONTINUED FROM ABOVE)


                                                                       AVERAGE ANNUAL TOTAL RETURNS FOR
                                                                      THE PERIODS ENDED SEPTEMBER 30, 1996                SINCE
                                            1 YEAR           3 YEARS           5 YEARS              10 YEARS            INCEPTION
SIT DEVELOPING MARKETS GROWTH                17.03%            ----               ----                  ----              4.65%
SIT SMALL CAP GROWTH                         22.92             ----               ----                  ----             36.16
SIT INTERNATIONAL GROWTH                      4.99             9.91%              ----                  ----             12.39
SIT GROWTH                                   19.24            17.42              14.61%                16.36%            19.36
SIT GROWTH & INCOME                          19.53            17.31              14.35                 13.28             15.13
SIT BALANCED                                 14.13             ----               ----                  ----             12.67
MCSI EMERGING MARKETS FREE INDEX (2)          3.05             ----               ----                 ----               0.13
RUSSELL 2000 INDEX (3)                       13.13             ----               ----                 ----              19.30
EAFE INDEX (4)                                8.61             8.06               ----                 ----               8.00
NASDAQ OTC COMPOSITE INDEX (5)               17.57            17.17              18.42                 13.34             14.62
S&P 500 INDEX (5)                            20.33            17.42              15.23                 14.99             17.09




(1)  Period from Fund inception through calendar year-end.
(2)  Figures assume an inception date of 6/30/94.
(3)  Figures assume an inception date of 7/1/94.
(4)  Figures assume an inception date of 10/31/91.
(5)  Figures assume an inception date of 9/2/82.



PLEASE REMEMBER THAT PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS AND IS ONLY ONE OF THE FACTORS TO CONSIDER IN CHOOSING A FUND. AS WITH ALL INVESTMENTS, THE SHARE PRICE AND RETURN MAY VARY AND YOU MAY HAVE A GAIN OR LOSS AT THE TIME OF SALE.

SIT DEVELOPING MARKETS GROWTH FUND REVIEW
SEPTEMBER 30, 1996

       The Sit Developing Markets Growth Fund gained +0.55% during the quarter, and outperformed the MSCI Emerging Markets Free Index which declined -4.1%. After posting strong returns during the first two quarters of 1996, most developing markets declined during the third quarter. The Fund's holdings in Israel performed strongly, posting average gains of +26% for the quarter. As of September 30, the Fund had 9% invested in Israel, compared to the Index allocation of 2%.
     The Fund continues to have a significant amount invested in the Asian developing markets. Output expansion is slowing due to tighter monetary conditions, as well as slower growth of exports caused by sluggish demand from industrial countries. For 1997, however, growth is expected to accelerate largely due to faster growth in China which, in turn, would stimulate intra-regional Asian trade. Additionally, we expect the bottoming in the electronics industry towards year-end will result in stronger corporate earnings growth for Asian exports. Subsequent to quarter-end, we are taking advantage of depressed valuations and a relatively high cash position to increase investment in Korea and Thailand. Both markets are down over -25% from their peak levels two years ago.
     The outperformance of Latin American equity markets this year should continue in 1997. The positive financial fundamentals for Latin America remain intact based on the continuing recovery of GDP growth in the region which is projected to increase to 4% in 1997 from 3.4% in 1996 and 0.9% in 1995. Valuations on a regional weighted basis are attractive at an average P/E of about 13 times estimated 1997 earnings. We expect the market performance of Brazil to be especially strong powered by positive surprises in the tariff-rebalancing process for public utilities.
     We remain optimistic over the outlook for emerging markets as these "high beta" markets tend to exaggerate the trends that develop in the major stock exchanges. The biggest risk appears to be a sudden increase in global interest rates, which would disrupt the flow of funds to global equity markets. We continue to search for new growth opportunities that will provide the portfolio with additional market diversification.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing in equity securities of companies located or otherwise operating in a developing market.

     Developing markets tend to be less economically developed regions of the world. General characteristics also include a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, rapid economic growth and lower degrees of political stability. Investors should carefully consider the risks associated with developing markets such as currency flucuations, high volatility, illiquidity and the possibility of political instability.

                               PORTFOLIO SUMMARY

  Net Asset Value 9/30/96:   $11.01 Per Share
                  6/30/96:   $10.95 Per Share

         Total Net Assets:   $ 9.58 Million

                        PORTFOLIO STRUCTURE - BY REGION
                             (% of total net assets)


                          Sit Developing            MSCI Emerging
                         Markets Growth Fund     Markets Free Index

Pacific Basin                 46.7                     51.3
Latin America                 26.8                     29.0
Africa/Middle East            10.1                     13.1
Europe                         5.7                      6.6
Other Assets
  & Liabilities               10.7                      N/A



                         AVERAGE ANNUAL TOTAL RETURNS*                             CUMULATIVE TOTAL RETURNS*

                               Morgan Stanley                                             Morgan Stanley
                Developing      International       Lipper                 Developing      International        Lipper
                  Markets     Emerging Markets     Emerging                  Markets     Emerging Markets      Emerging
                Growth Fund      Free Index      Markets Index             Growth Fund      Free Index       Markets Index

  3 Months         0.55%          -4.08%           -2.26%                     0.55%           -4.08%            -2.26%
     (unannualized)
  1 Year          17.03            3.05             7.49                     17.03             3.05              7.49
  Inception        4.65            0.13             2.63                     10.78             0.30              6.02
    (7/1/94)




*  As of 9/30/96

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

                               GROWTH OF $10,000

The sum of $10,000 invested at inception (7/1/94) and held until 9/30/96 would have grown to $11,078 in the Fund or $10,030 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.

                               10 LARGEST HOLDINGS

Tadiran Telecom, A.D.R.
Datacraft Asia Ltd.
Nice Systems Ltd., A.D.R.
Teva Pharmaceutical, A.D.R.
Banco Latinoamericano
Hutchison Whampoa
First Pacific Co.
Panamerican Beverage, Inc.
DCB Holdings Corp.
Andina, A.D.R.

Total number of holdings: 62


SIT SMALL CAP GROWTH FUND REVIEW
SEPTEMBER 30, 1996

[PHOTO] Eugene C. Sit, CFA
        Senior Portfolio Manager

     The Sit Small Cap Growth Fund achieved a +2.5% total return during the third quarter ended September 30, 1996. During this period, the Fund outperformed its benchmark indices, as shown in the accompanying table, as well the Russell 2000 Growth Index, a measure of smaller cap growth stock performance, which decreased by -0.9%. The Fund's +18.0% year-to-date return surpassed its benchmarks' returns as well, including the +15.5% increase in the Lipper Small Company Growth Index.
     Small cap stocks experienced a correction in July and for the entire third quarter produced modest results. At the same time, the earnings of these companies have continued to advance, as has the broader stock market, suggesting that smaller companies have increased in relative attractiveness. Furthermore, smaller-sized companies are expected to grow earnings at a faster rate than larger companies through 1997 as measured by the average expected earnings growth rates of the Russell 2000 and S&P 500. The recent strength in the dollar also generally bodes well for small cap performance, since smaller companies usually have less earnings exposure to overseas markets. Continued inflows to equity mutual funds also suggest that demand for small caps is likely to remain favorable.
     Stock selection was a key factor in the Fund's outperformance relative to the Russell 2000 Index during the third quarter. The outsourcing of commercial services was a successful theme as seen in the performance of companies such as BDM International, Commodore Holdings and HA-LO Industries. Small cap radio and television broadcasters continued to perform well among consumer services names, while opportunistic increases in certain biotechnology and health care information systems stocks boosted performance in the health care sector.
     We estimate that the companies in the Fund's portfolio will exhibit earnings growth on a weighted average basis of +38% in 1996 and +45% in 1997, which is substantially above estimates for broad market and small cap index earnings growth. The Fund's price-earnings ratio is 21.7 times 1997 earnings. Historically, companies are attractively valued when they sell at price-earnings ratios significantly less than their long-term growth rates, which is the case currently.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small companies that have a capitalization of under $500 million at the time of purchase.

     In addition, the Fund may purchase securities convertible into common stocks, preferred stocks and warrants. The Fund may invest in securities not listed on a national securities exchange but generally such securities will have an established over-the-counter market.


                               PORTFOLIO SUMMARY

   Net Asset Value 9/30/96:  $19.76 Per Share
                   6/30/96:  $19.27 Per Share

          Total Net Assets:  $58.47 Million

                              PORTFOLIO STRUCTURE
                            (% of total net assets)

Health Care                   24.8
Technology                    23.5
Financial                     10.9
Consumer Services              9.6
Business Equiment
   & Services                  7.7
Energy                         6.1
Capital Goods                  2.7
Retail                         2.3
Transportation                 1.6
Consumer Non-Durables          0.3
Other Assets
  & Liabilities               10.5

                         AVERAGE ANNUAL TOTAL RETURNS*                                 CUMULATIVE TOTAL RETURNS*
                                                    Lipper                                                        Lipper
                 Small Cap      Russell 2000       Small Co.                  Small Cap      Russell 2000        Small Co.
                Growth Fund         Index        Growth Index                Growth Fund         Index         Growth Index

  3 Months         2.54%           0.34%            1.27%                       2.54%            0.34%             1.27%
     (unannualized)
  1 Year          22.92           13.13            17.12                       22.92            13.13             17.12
  Inception       36.16           19.30            25.20                      100.40            48.79             65.98
    (7/1/94)


*  As of 9/30/96

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

The sum of $10,000 invested at inception (7/1/94) and held until 9/30/96 would have grown to $20,040 in the fund or $14,879 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                               10 LARGEST HOLDINGS

GMIS, Inc.
Anadigics, Inc.
BDM International, Inc.
Regeneron Pharmaceuticals, Inc.
Scopus Technology
American Radio Systems Corp.
HA-LO Industries, Inc.
Sierra Health Services, Inc.
Technomatix Technologies, Ltd.
HCIA, Inc.

                          Total number of holdings: 63



SIT INTERNATIONAL GROWTH FUND REVIEW
SEPTEMBER 30, 1996


[PHOTO] EUGENE C. SIT, CFA
          SENIOR PORTFOLIO MANAGER
        ANDREW B. KIM, CFA
          SENIOR PORTFOLIO MANAGER


     The Sit International Growth Fund's investment return for the quarter ended September 30, 1996 was -0.80%, compared to the MSCI EAFE Index return of -0.13%. The Fund is structurally underweight in the United Kingdom, which is the second largest country weighting in the Index, due to the Fund's growth stock orientation. Accordingly, the U.K.'s market advance of +8.5% during the quarter was the primary reason for the Fund's underperformance.
     The outlook for European markets remains favorable due to a marked relaxation in short-term domestic interest rates. European investors appear confident that Britain will not increase its base lending rate before the general election. However, in view of European markets' overall high valuations, we consider the risk of a setback has increased for those companies that are not capable of producing solid earnings gains in 1997. During the quarter we increased the Fund's European allocation, and we do not envision further changes over the near-term.
     In Japan, lower interest rates are leading to increased investment in U.S. bonds, thereby weakening the yen. A weaker yen should eventually contribute to a reduction in high inventory levels. In 1997, technological innovations and deregulation should allow the high-tech and telecommunication sectors to grow rapidly.
     We continue to overweight the Asian (ex-Japan) markets which have been consolidating. Asia's problem does not appear to be one of declining competitiveness, but rather the tight monetary policy adopted by central banks to avoid overheating of their economies, in addition to lower Chinese imports. Global over-capacity in commodity cyclical industries (electronic components, petrochemicals, and steel) is likely to continue to pressure prices of these products in the near-term. However, pessimistic local investor sentiment in many of these markets is creating attractive valuations. Since we believe the slowdown of exporters is cyclical in nature, we are maintaining our relatively high allocation to these markets.

                        INVESTMENT OBJECTIVE AND STRATEGY

    The objective of the Sit International Growth Fund is to achieve long-term growth of capital by investing in equity securities of issuers domiciled outside the United States. The Fund's investment objective reflects the belief that long-term investment planning should include the investment opportunities that exist outside the U.S.

     The Fund selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests. Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive position which over time will enhance the equity value of the company.


                                PORTFOLIO SUMMARY

Net Asset Value    9/30/96:  $16.16 Per Share
                   6/30/96:  $16.29 Per Share

          Total Net Assets:  $85.12 Million


                         PORTFOLIO STRUCTURE - BY REGION
                            (% of total net assets)

                             SIT INT'L       Morgan Stanley
                            GROWTH FUND        EAFE Index
Japan                          24.4               37.5
Pacific Basin                  23.7               10.6
Other Europe                   21.4               21.0
France, Germany & UK           20.4               30.9
Latin America                   4.6                0.0
Africa/Middle East              1.0                0.0
Other Assets & Liabilities      4.5                N/A


                         AVERAGE ANNUAL TOTAL RETURNS*                                CUMULATIVE TOTAL RETURNS*
                                Morgan Stanley                                              Morgan Stanley
                 International  Capital Int'l        Lipper                International     Capital Int'l      Lipper
                  Growth Fund     EAFE Index       Int'l Index              Growth Fund       EAFE Index      Int'l Index

3 Months            -0.80%          -0.13%            0.09%                   -0.80%            -0.13%          0.09%
   (unannualized)
1 Year               4.99            8.61            10.75                     4.99              8.61          10.75
3 Years              9.91            8.06             9.62                    32.77             26.20          31.73
Inception           12.39            8.00            10.37                    77.61             46.04          62.50
  (11/1/91)



* As of 9/30/96

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

The sum of $10,000 invested at inception (11/1/91) and held until 9/30/96 would have grown to $17,761 in the Fund or $14,604 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.

                               10 LARGEST HOLDINGS

Carrefour
Gehe A.G.
Wolters Kluwer
Hutchison Whampoa
Canon, Inc., A.D.R.
Reuters Holdings, p.l.c., A.D.S.
First Pacific Co.
Societe Generale de Surveillance
Aegon N.V., A.D.R.
Nutricia

                          Total number of holdings: 70

SIT GROWTH FUND REVIEW

[PHOTO] EUGENE C. SIT, CFA
          SENIOR PORTFOLIO MANAGER
        ERIK S. ANDERSON, CFA
          PORTFOLIO MANAGER

     The Sit Growth Fund performed strongly during the third calendar quarter of 1996, providing investors with a +6.5% total return. The Fund's recent performance compares favorably to that of the NASDAQ Composite Index, which gained +3.5% during this period, as well as to measures of medium-sized company performance such as the S&P Midcap 400 Index, which posted a +2.9% increase. The Fund's year-to-date performance of +19.7% also exceeds that of each of its benchmark indices.
     Stock selection played a key role in the Fund's third quarter performance relative to the S&P Midcap 400 Index. Business outsourcing companies such as FiServ, Danka Business Systems and Paychex performed strongly as did funeral home operator, Loewen Group, the latter due primarily to an attempted takeover. Health care stocks also contributed significantly including biotechnology issues such as Biogen and Cephalon as well as health services companies, Oxford and Healthsouth. Aside from individual company selection, the Fund's overweight in technology issues and underweight in the utility sector also aided performance.
     Among sector changes, technology holdings were reduced slightly during the quarter on profit-taking in selected software names, as well as reductions made in semiconductor-related issues. Equal increases in health care and financial services holdings generally offset this reduction. The Fund is currently positioned to participate in several high-growth investment themes including the development of value-added software solutions, the spread of health care information technology, as well as the outsourcing of business services like payroll and temporary employment services. The Fund's weighted average market capitalization as of September 30, 1996 was $3.0 billion, and it was close to fully invested with cash reserves of 4%.
     Consistent with our earnings growth-oriented investment philosophy, the Fund continues to focus on industries offering the potential for above-average earnings growth, primarily in the areas of technology and health care. We estimate that the companies in the Fund's portfolio will grow earnings by a weighted average +33% in 1996 and +32% in 1997, rates considerably higher than those expected for other midcap or broad market indices. Given the strong growth prospects for the companies in the Fund's portfolio, we believe the Fund's investments are attractively positioned in an environment of moderate economic growth.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small and medium-size emerging growth companies before they become well recognized.

     The Fund may invest in larger companies which offer improved growth possibilities because of rejuvenated management, changes in product or some other development that might stimulate earnings growth.

                               PORTFOLIO SUMMARY

   Net Asset Value 9/30/96: $  16.59 Per Share
                   6/30/96: $  15.58 Per Share

          Total Net Assets: $ 380.82 Million


                              PORTFOLIO STRUCTURE
                            (% of total net assets)

Technology                         26.3
Health Care                        18.9
Business Equipment
   & Services                      14.6
Financial                          14.4
Energy                              6.3
Consumer Services                   4.9
Retail                              3.3
Capital Goods                       3.1
Consumer Durables                   1.8
Utilities                           1.5
Raw Materials                       0.9
Other Assets
   & Liabilities                    4.0

                       AVERAGE ANNUAL TOTAL RETURNS*                                  CUMULATIVE TOTAL RETURNS*

                 Growth        NASDAQ OTC        S&P Midcap                  Growth        NASDAQ OTC        S&P Midcap
                  Fund       Composite Index      400 Index                   Fund       Composite Index      400 Index

  3 Months        6.48%            3.54%            2.91%                     6.48%          3.54%             2.91%
     (unannualized)
  1 Year         19.24            17.57            13.99                     19.24          17.57             13.99
  5 Years        14.61            18.42            15.23                     97.77         132.87            103.17
  10 Years       16.36            13.34            15.52                    355.18         249.88            323.16
  Inception      19.36            14.62            18.00                  1,109.35         583.52            929.07
    (9/2/82)


*  As of 9/30/96

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE NASDAQ OTC COMPOSITE INDEX NOR THE S&P 500 INDEX.


                               GROWTH OF $10,000

The sum of $10,000 invested at inception (9/2/82) and held until 9/30/96 would have grown to $120,935 in the Fund or $68,352 in the NASDAQ OTC
Composite Index assuming reinvestment of all dividends and capital gains.

                               10 LARGEST HOLDINGS

Parametric Technology, Inc.
Oxford Health Plans, Inc.
HBO & Co.
Peoplesoft, Inc.
TCF Financial Corp.
Ceridian Corp.
Healthsouth Rehabilitation Corp.
T. Rowe Price & Associates
MGIC Investment Corp.
Mercury General Corp.


                          Total number of holdings: 62


SIT GROWTH & INCOME FUND REVIEW

[PHOTO] PETER L. MITCHELSON, CFA
          SENIOR PORTFOLIO MANAGER
        RONALD D. SIT, CFA
          PORTFOLIO MANAGER

     Performance of the Sit Growth & Income Fund continued to be favorable during the third calendar quarter of 1996. The Fund's total return of +6.1% comfortably exceeded the +3.2% return of the Lipper Growth & Income Fund Index. Over the past 12 months, the Fund's total return of +19.5% also exceeded the return of the Lipper Index, which increased +17.1%.
     Domestic common stock returns have been surprisingly strong in 1996, exceeding expectations at the beginning of the year. After achieving very strong growth in the second quarter, the economy has returned to a more moderate pace of activity, thereby permitting the Federal Reserve to adopt to a more neutral stance on monetary policy, while remaining ever vigilant on inflation. The economic outlook immediately ahead should be one of continued moderate growth and inflation which history has shown is normally favorable for financial asset as well as growth stock investments. One caveat is the upcoming elections. If the White House and both houses of Congress were won by the Democratic party, concerns over increased taxes and spending might surface again.
     As of September 30th, the Growth & Income Fund was 97% invested in equities, an increase of three percentage points compared to the end of the previous quarter. Industry weighting changes were very minor during the quarter, and technology, health care and financial services sectors remain the three most heavily weighted sectors. We regularly calculate the expected growth of earnings per share of the companies held in the Growth & Income portfolio. As of the end of September, the projected average 1996 earnings growth rate of the companies held in the Fund was +24.8% and for 1997 it was +23.6%, both of which were significantly greater than for the broader stock market, as represented by the S&P 500 Index. Reflecting the Fund's policy of investing in companies with strong earnings growth characteristics, shareholders are being asked at the October 23rd Annual Meeting to approve a change in the Fund's name to the Sit Large Cap Growth Fund. We believe the name change will enhance the Fund's identity within the Sit Mutual Funds without changing its investment objective or policies.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Growth & Income Fund is to achieve long-term capital appreciation and, secondarily, current income. The Fund pursues this objective by investing primarily in common stocks of medium to large size growth companies. As of June 30, 1996, the Fund was invested exclusively in such securities.


                                PORTFOLIO SUMMARY

   Net Asset Value 9/30/96:  $34.74 Per Share
                   6/30/96:  $32.75 Per Share

          Total Net Assets:  $55.94 Million

       Quarterly Dividend:   $ 0.01 Per Share


                               PORTFOLIO STRUCTURE

Technology                         24.5
Health Care                        15.9
Financial                          11.4
Consumer Non-Durables              10.3
Business Equip.
   & Services                       9.1
Retail                              5.3
Consumer Services                   4.7
Energy                              4.7
Capital Goods                       4.6
Raw Materials                       2.8
Consumer Durables                   1.7
Utilities                           1.0
Multi-Industry                      0.7
Other Assets & Liabilities          3.3


                      AVERAGE ANNUAL TOTAL RETURNS*                              CUMULATIVE TOTAL RETURNS*
               Growth &      Lipper Growth          S&P               Growth &        Lipper Growth        S&P
               Income Fund   & Income Index       500 Index          Income Fund     & Income Index     500 Index

  3 Months        6.14%            3.23%            3.09%               6.14%             3.23%           3.09%
     (unannualized)
  1 Year         19.53            17.09            20.33               19.53             17.09           20.33
  5 Years        14.35            14.25            15.23               95.55             94.67          103.14
  10 Years       13.28            13.22            14.99              247.86            246.26          304.17
  Inception      15.13            15.53            17.09              627.99            663.90          823.19
    (9/2/82)


* As of 9/30/96
     PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX. THE LIPPER INDEX FIGURES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.
     ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.

                               GROWTH OF $10,000

The sum of $10,000 invested at inception (9/2/82) and held until 9/30/96 would have grown to $72,799 in the Fund, $76,390 in the Lipper Growth & Income Fund Index or $92,319 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

                               10 LARGEST HOLDINGS

Cisco Systems, Inc.
Microsoft Corp.
Pfizer, Inc.
Amgen, Inc.
Philip Morris Cos., Inc.
First Data Corp.
Johnson & Johnson
Coca Cola Co.
Gillette Co. (The)
Intel Corp.

                          Total number of holdings: 70


SIT BALANCED FUND REVIEW

[PHOTO] PETER L. MITCHELSON, CFA
          SENIOR PORTFOLIO MANAGER
        BRYCE A. DOTY, CFA
          PORTFOLIO MANAGER

     Performance of the Sit Balanced Fund was favorable in the third calendar quarter of 1996. The Fund's total return was +4.1%, compared to +2.7% for the Lipper Balanced Fund Index. For the twelve months through September 30, 1996, the Fund achieved a total return of +14.1%, which ranked 12th out of 70 similar-sized balanced funds in the Lipper survey, and exceeded the return of the Lipper Balanced Index of +11.8%.
     During the third quarter, the asset mix of the Balanced Fund remained relatively unchanged and with an emphasis on equity securities. As seen in the accompanying chart on portfolio structure, the Fund's 61% exposure to equities is at the top end of the normal operating range. In the fixed income portion of the portfolio, virtually all of investments were in bonds and mortgages and cash reserve instruments were a relatively small three percent of total assets.
     Within the equity portion of the Fund, industry weighting shifts were quite minor during the quarter, the largest being a two percentage point increase in health care. During the quarter, one new health care name was added, the Swedish pharmaceutical firm Astra, and additions were made to SmithKline Beecham, and Oxford Health, an eastern HMO experiencing strong growth. The technology sector continues to be the most heavily weighted industry group, primarily because of the rapid earnings growth rates of many of the stocks in the sector. Cisco Systems, a leading computer network producer, is the Fund's largest equity holding.
     Interest rates ended the quarter nearly unchanged. The Fund's fixed income holdings performed well relative to the Lehman Aggregate Bond Index primarily due to the higher level of interest income that they earn. The most significant sector shift with the Fund's fixed income holdings involved selling three CMO's and purchasing less defensive securities in the corporate and government sectors.
     Interest rates have moved within a narrow range for the past six months. We expect this to continue for the remainder of 1996 as we maintain the Fund's fixed income duration near the Lehman Aggregate Bond Index duration of 4.8 years.
     In today's fast-moving financial markets and economy, the Sit Balanced Fund provides investors both long-term growth and current income as well as the freedom of leaving the asset allocation decision in the hands of full-time investment professionals. We appreciate shareholders' continued interest and support.

                       INVESTMENT OBJECTIVE AND STRATEGY


     The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

     The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the assets will be invested in fixed-income senior securities.


                                PORTFOLIO SUMMARY


   Net Asset Value 9/30/96:   $13.00 Per Share
                   6/30/96:   $12.57 Per Share

          Total Net Assets:   $ 4.26 Million

        Quarterly Dividend:   $ 0.07  Per Share


                               PORTFOLIO STRUCTURE
                            (% of total net assets)

FIXED INCOME        39.3%
(Bonds & Cash)

STOCKS              60.7%



                       AVERAGE ANNUAL TOTAL RETURNS*                          CUMULATIVE TOTAL RETURNS*
                Balanced    Lehman Aggregate         S&P            Balanced      Lehman Aggregate       S&P
                  Fund         Bond Index         500 Index           Fund           Bond Index       500 Index

  3 Months        4.11%            1.85%            3.09%             4.11%             1.85%           3.09%
     (unannualized)
  1 Year         14.13             4.90            20.33             14.13              4.90           20.33
  Inception      12.67             5.45            18.15             38.83             15.72           58.21
    (12/31/93)


*  As of 9/30/96

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE NASDAQ OTC COMPOSITE INDEX NOR THE S&P 500 INDEX.


                                GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/93) and held until 9/30/96 would have grown to $13,883 in the Fund, $11,572 in the Lehman Aggregate Bond Index or $15,821 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

                                  TOP HOLDINGS
STOCKS:
Cisco Systems, Inc.
Microsoft Corp.
Gillette Co. (The)
Philip Morris Cos., Inc.
Pfizer, Inc.

BONDS:
U.S. Treasury Note, 8.25%, 7/15/98
Franchise Finance Corp., 7.02%, 2/20/03
Ford Motor Credit Corp., 9.14%, 12/30/14
GNMA 9.50%, 11/15/04
EquiVantage 1996-3 A-3, 7.70%, 9/25/27

                          Total number of holdings: 96


                         A LOOK AT THE SIT MUTUAL FUNDS

              The Sit Mutual Funds is managed by Sit Investment Associates, Inc. Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment currently manages more than $4.8 billion for some of America's largest corporations, foundations and endowments.

              The Sit Mutual Funds is comprised of eleven 100% NO-LOAD funds. 100% NO-LOAD means that the funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

              Some of the other features include:
                 * Free telephone exchange
                 * Dollar-cost averaging through automatic investment plan
                 * Electronic transfer of funds for purchases and redemptions
                 * Free check-writing privileges on bond funds
                 * Retirement accounts including IRAs, Keoghs and 401(k) Plans


                              SIT FAMILY OF FUNDS

STABILITY:
Safety of principal
and current income

     MONEY MARKET


INCOME:
Increased income

     U.S. GOVERNMENT SECURITIES
     TAX-FREE INCOME
     MINNESOTA TAX-FREE INCOME
     BOND


GROWTH & INCOME:
Long-term capital
appreciation and income

     BALANCED
     GROWTH & INCOME


GROWTH:
Long-term capital
appreciation

     GROWTH
     INTERNATIONAL GROWTH
     SMALL CAP GROWTH
     DEVELOPING MARKETS GROWTH


[LOGO]

Directors:
                Eugene C. Sit, CFA
                Peter L. Mitchelson, CFA
                William E. Frenzel
                John E. Hulse
                Sidney L. Jones
                Donald W. Phillips

Director Emeritus:
                Melvin C. Bahle



Officers:
                Eugene C. Sit, CFA                Chairman
                Peter L. Mitchelson, CFA          Vice Chairman
                Mary K. Stern                     President
                Erik S. Anderson, CFA             Vice President - Investments
                Ronald D. Sit, CFA                Vice President - Investments
                Paul E. Rasmussen                 Vice President & Treasurer
                Michael P. Eckert                 Vice President
                Michael J. Radmer                 Secretary
                Parnell M. Kingsley               Assistant Secretary
                Carla J. Rose                     Assistant Secretary
                Debra A. Sit, CFA                 Assistant Treasurer


QUARTERLY REPORT STOCK FUNDS

SEPTEMBER 30, 1996

INVESTMENT ADVISER
Sit Investment Associates, Inc.
4600 Norwest Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR
SIA Securities Corp.
4600 Norwest Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN
The Northern Trust Company
50 South LasSalle Street
Chicago, IL 60675

TRANSFER AGENT AND
DISBURSING AGENT
First Data Investor Services
P.O. Box 9763
Providence, RI 02940-9763

AUDITORS
KPMG Peat Marwick LLP
4200 Norwest Center
Minneapolis, MN 55402

LEGAL COUNSEL
Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, MN 55402

INVESTMENT SUB-ADVISER
(Developing Markets Growth Fund and
International Growth Fund)
Sit/Kim International Investment Associates, Inc.
4600 Norwest Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580



MEMBER OF 100%
NO-LOAD
MUTUAL FUND
COUNCIL